                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12


                          ACCESS ANYTIME BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          ACCESS ANYTIME BANCORP, INC.


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 26, 2002

The Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP, INC. (the "Company") will be held at the Albuquerque Country Club, 601 Laguna Blvd. S.W., Albuquerque, New Mexico, on Friday, April 26, 2002, at 8:30 a.m., local time.

A Revocable PROXY and PROXY STATEMENT for the meeting are enclosed.

      The meeting is for the purpose of considering and acting upon:

      1.    The election of four directors of the Company.

      2. The ratification of the appointment of KPMG LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2002.

      3. Such other matters as may properly come before the meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above and all adjournments thereof. Stockholders of record at the close of business on March 14, 2002 are the stockholders entitled to vote at the meeting and any adjournments thereof.

You are requested to fill in and sign the enclosed PROXY, which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The PROXY will not be used if you attend the meeting and vote in person.



                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   Kathy Allenberg,
                                   Corporate Secretary




Albuquerque, New Mexico
March 18, 2002



================================================================================
                             YOUR VOTE IS IMPORTANT


THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
================================================================================

                                 PROXY STATEMENT
                                       FOR
                          ACCESS ANYTIME BANCORP, INC.
                             5210 EUBANK BLVD., N.E.
                          ALBUQUERQUE, NEW MEXICO 87111
                                 (505) 742-7495
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2002

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ACCESS ANYTIME BANCORP, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Albuquerque Country Club, 601 Laguna Blvd. S.W., Albuquerque, New Mexico, on Friday, April 26, 2002 at 8:30 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about March 18, 2002.

       The Company is a Delaware corporation, which was organized in 1996 for the purpose of becoming the thrift holding company of First Savings Bank, F.S.B. (the "Bank"). The Bank's Board of Directors later approved a name change for the Bank to "FIRSTBANK". The Company owns all of the outstanding stock of the Bank, which is the Company's principal asset.

                               VOTING INFORMATION

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Corporate Secretary of the Company or the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A written notice of revocation of a proxy should be sent to the Corporate Secretary, ACCESS ANYTIME BANCORP, Inc., P.O. Box 1569, 801 Pile Street, Clovis, New Mexico 88102, and will be effective if received by the Corporate Secretary prior to the meeting. A previously submitted proxy will also be revoked if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as directed by the stockholder or, in the absence of such direction, proxies will be voted "FOR" the nominees for director set forth herein and "FOR" the approval of the appointment of KPMG LLP as independent public accountants, and as determined by a majority of the Board of Directors with respect to any other matter(s) coming before the meeting.

       Stockholders of record as of the close of business on March 14, 2002, are entitled to one vote for each share then held. As of March 14, 2002, the Company had 1,460,595 shares of common stock issued and outstanding, including unallocated shares held by the FIRSTBANK Profit Sharing and Stock Ownership Plan (the "ESOP"). With respect to the election of directors, a stockholder may, by properly completing the enclosed proxy, vote in favor of all nominees or withhold his or her votes as to all nominees or as to specific nominees. Directors will be elected by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in an election of directors. Cumulative voting is permitted in the election of directors, and allows a stockholder to cumulate the total number of votes he or she may cast in the election of directors and cast any number of those votes for one or more of the nominees. If a stockholder desires to exercise such cumulative voting rights, the stockholder must clearly state on his or her proxy the intent to exercise those rights and vote accordingly. The persons voting the proxies will have sole discretion in determining whether a stockholder has clearly marked his or her proxy with respect to cumulative or other voting, and if a proxy is not clearly marked, the stockholder may be contacted for clarification.

      Ratification of the hiring by the Board of Directors of KPMG LLP as the independent public accountants for the 2002 fiscal year will be by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the ratification of the external auditors.

      All other matters properly coming before the meeting will be decided by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on such matters, except as otherwise required by law or by the Company's Certificate of Incorporation or Bylaws.

      The votes will be counted by the inspectors appointed by the Board of Directors, who will determine, among other things, the number of votes necessary for the stockholders to take action in accordance with the foregoing requirements and the votes withheld or cast for or against each matter. All properly executed proxies and ballots, regardless of the nature of the vote or absence of the vote indication thereon (but not including broker non-votes), will be counted in determining the number of shares represented at the meeting. Abstentions clearly stated on a proxy and broker non-votes will not be counted as affirmative votes, but the failure to give clear voting instructions on a proxy (as opposed to clearly stating an intent to abstain from voting) will result in the proxy being voted "FOR" the nominees for director identified herein and in favor of the other proposal set forth herein. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has the same legal effect as a vote AGAINST the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the broker or other entity has not voted. A majority of the shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum under the Company's Bylaws.

      Participants in the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan (the "ESOP") will receive, with this proxy statement, a voting instruction form that reflects all shares that the participant may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP Trustee, but each participant in the ESOP may direct the Trustee how to vote the shares of the Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP will be voted by the ESOP Trustee as directed by the ESOP Committee. Allocated shares for which no timely voting instructions are received will not be voted.

      The Company is not aware of any arrangements the operation of which might at a subsequent date result in a change in control of the Company.

       Under Securities and Exchange Commission (the "Commission" or "SEC") rules, a proxy may confer discretionary authority to vote on a matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its proxy statement for the prior year's annual meeting of stockholders (in this case, such date would be February 7, 2002), and a specific statement is made to that effect in the proxy statement.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

       Persons and groups owning in excess of 5% of the Company's common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports and upon the Company's stock ownership records and available information concerning non-objecting beneficial owners, management knows of the following persons who beneficially owned more than 5% of the Company's outstanding shares of common stock as of March 11, 2002. Ownership is direct unless otherwise specified. Shown below are the shares of common stock beneficially owned by all executive officers and directors (including those listed separately below) of the Company as a group as of March 11, 2002. Individual beneficial ownership of shares by the other directors of the Company is set forth under "Proposal 1 - Election of Directors".

                                               AMOUNT AND                 SUBTOTAL            ESOP
                                               NATURE OF                  PERCENT OF        COMMITTEE              TOTAL
                                               BENEFICIAL                 SHARES OF          SHARED              PERCENT OF
     NAME AND ADDRESS OF                       OWNERSHIP                CAPITAL STOCK      VOTING POWER            SHARES
       BENEFICIAL OWNER                        (1)(2)(11)              OUTSTANDING (1)     PERCENT (7)          OUTSTANDING
   -------------------------              -----------------------    ------------------   --------------      ----------------
FIRSTBANK Profit Sharing and                 192,000 (7)                      0%             13.2%                 13.2%
Employee Stock Ownership Plan
c/o ESOP Committee
801 Pile Street
Clovis, New Mexico 88101

Group filing by:                             121,400 (3)                    8.3%                0%                  8.3%

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, NY 10166

Norman Corzine                               105,164 (5)(6)(12)             7.0%             13.2%                 20.2%
P.O. Box 16005
Albuquerque, NM 87191

Kenneth J. Huey, Jr.                          89,418 (5)(6)(12)             5.9%             13.2%                 19.1%
P.O. Box 1572
Clovis, NM 88102

Robert Chad Lydick                            77,177 (4)(8)(12)             4.9%             13.2%                 18.1%
P.O. Box 1386
Clovis, NM 88101


                                                                                                   ESOP
                                                AMOUNT AND                SUBTOTAL              COMMITTEE
                                                NATURE OF                PERCENT OF               SHARED             TOTAL
                                                BENEFICIAL                SHARES OF               VOTING          PERCENT OF
    NAME AND ADDRESS OF                         OWNERSHIP                  CAPITAL                POWER             SHARES
     BENEFICIAL OWNER                           (1)(2)(11)            STOCK OUTSTANDING (1)      PERCENT (7)      OUTSTANDING
   ---------------------                    -------------------      ----------------------    ---------------   -------------
Allan M. Moorhead                            28,650 (4)(9)(12)               2.0%                   13.2%             15.2%
8322 Washington Place, N.E.
Albuquerque, NM  87113

David Ottensmeyer, M.D.                      29,580 (4)(10)(12)              2.0%                   13.2%             15.2%
102 Crofton Court
Fairhope, AL  36532

All Executive Officers and
Directors as a Group (10 persons)           419,352 (4)(6)(12)              26.0%                   13.2%             39.2%


  (1) Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person.

  (2) Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children or self-directed retirement accounts, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

  (3) Based on Schedule 13G filing, dated February 17, 2000, made with the SEC by such group. Such Schedule 13G filing indicates shared voting and dispositive powers for 73,400 shares by Tontine Financial Partners, L.P., shared voting and dispositive powers for 73,400 shares by Tontine Management, L.L.C., shared voting and dispositive powers for 48,000 shares by Tontine Overseas Associates, L.L.C., and shared voting and dispositive powers for 121,400 shares by Mr. Jeffrey L. Gendell. The Company makes no representation as to the accuracy or completeness of such information.

  (4) Does not include stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors, under which plan the directors will receive common stock upon termination of service on the Board or upon termination of the plan. Current stock unit holdings are: Mr. Lydick, 2,561 units; Mr. Moorhead, 2,514 units; and Dr. Ottensmeyer, 2,469 units. Messrs. Corzine and Huey are not eligible to participate in such plan. See "DIRECTORS' COMPENSATION" for further discussion.

  (5) Includes 9,354 shares held for Mr. Corzine and 7,873 shares held for Mr. Huey in their respective accounts pursuant to the Bank's profit sharing/employee stock ownership [401(k)] plan. Such amounts reflect the 2% stock dividend of October 31, 1997 on some of the shares, if applicable.

  (6) Does not include shares held in a Rabbi Trust established in connection with the Bank's executive savings plan, which is a deferred compensation plan.

  (7) The shares of common stock owned by the ESOP are held in trust for the benefit of participants in the ESOP for which First Financial Trust Company, Albuquerque, New Mexico, is Trustee, subject to the direction of the ESOP Committee. Under the ESOP, participants are entitled to instruct the ESOP Trustee on how to vote all Company common stock allocated to their accounts (48,000 common shares of common stock as of December 31, 2001) and will receive a separate proxy to vote for such shares. All shares of common stock allocated to the participants for which no voting instructions are received will not be voted by the Trustee. All unallocated shares of common stock held by the ESOP will be voted as directed by the ESOP Committee. Effective as of March 28, 2001, the ESOP Committee, which is appointed by the Board of Directors, consisted of five Company directors, Mr. Norm Corzine, Mr. Ken Huey, Mr. Robert Chad Lydick, Mr. Allan Moorhead and Dr. David Ottensmeyer. The ESOP Committee members filed a Schedule 13D with the SEC on March 30, 2001.

  (8) Includes 5,823 shares held in Mr. Lydick's and/or his spouse's name and 2,248 shares held in his daughters' names, with shared voting and dispositive powers over all of these shares with his spouse. Also includes 44,880 shares owned by Mr. Lydick's father and 12,546 shares owned by Lydick Engineers & Surveyors, Inc., over which Mr. Lydick has shared voting and dispositive powers with his spouse and/or his father.

  (9) Mr. Moorhead has 11,878 shares held in the Moorhead Family Trust and 7,592 shares held by Mechanical Representatives, Inc., which is controlled by Mr. Moorhead.

  (10)  The shares shown for Dr. Ottensmeyer are held in a family trust.

  (11) The numbers of shares shown for Mr. Corzine and Mr. Huey include 51,900 shares and 51,900 shares, respectively, granted pursuant to option grants and reflect the 2% stock dividend (900 shares each) of October 31, 1997. The number of shares shown for Mr. Moorhead includes 9,180 shares under option grants and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Mr. Lydick includes 5,680 shares held under option grants and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Dr. Ottensmeyer includes 4,080 shares held under option grants and reflects the 2% stock dividend of October 31, 1997.

  (12) Other than with respect to the shared voting power of the members of the ESOP Committee, which is reflected in a separate column.



                       PROPOSAL 1 - ELECTION OF DIRECTORS

       THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE NOMINEES FOR THE BOARD OF DIRECTORS DESCRIBED BELOW. Proxies will be so voted unless stockholders specify otherwise in their proxies. Directors will be elected by an affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in the election of directors.

       The Board has set the number of directors at ten. At the meeting, there will be four director positions available to vote on. The Nominating Committee of the Board of Directors has nominated four incumbent directors, Mr. Norm Corzine, Mr. Robert Chad Lydick, Mr. Allan Moorhead and Mr. Don K. Padgett to stand for re-election to fill four available positions with terms expiring in 2005.

      Pursuant to the Company's Bylaws (Article II, Section 13), nominations may be made by stockholders to be voted upon at the meeting if they are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Nominating Committee (being the four nominees listed above) and by stockholders shall be provided for use at the meeting. A stockholder wishing to vote for a person nominated for director by a stockholder must attend the meeting and vote in person. Under federal securities regulations, no proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this Proxy Statement.

      Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any named nominee will be unable to serve.

      The following table sets forth for each nominee, for each director continuing in office, and for each executive officer identified in the summary compensation table herein, such person's name, age, principal occupation(s) during the past five years, the year he/she first became a director of the Company or the Bank and the number of shares of the Company's common stock beneficially owned as of March 14, 2002. Ownership is direct unless otherwise specified.

                                                 UP FOR ELECTION
                                              ---------------------

                                                                              YEAR
                                                                              FIRST                        AMOUNT
                                                                             ELECTED                        AND
                                                                               OR            TERM         NATURE OF        PER
                                        PRINCIPAL                           APPOINTED         TO         BENEFICIAL        CENT
                     AGE               OCCUPATION                           DIRECTOR        EXPIRE       OWNERSHIP         OF
     NAME            (1)                  (2)                                 (8)            (4)         (3)(5)(6)        CLASS
------------------------------------------------------------------------------------------------------------------------------------
Norman Corzine       59     Chairman and Chief Executive Officer of
                            the Company since 1996; Vice Chairman
                            of the Board and Executive Vice
                            President of FIRSTBANK.  Director;
                            Applied Research Associates, Inc.,
                            Albuquerque, NM.                                  1996           2005           (9)            (9)

Robert Chad Lydick   52     President of Lydick Engineers and
                            Surveyors, Inc., Clovis, NM;  Chairman
                            of the Board of FIRSTBANK.                        1987           2005           (9)            (9)

Allan M. Moorhead    61     President & CEO, Mechanical
                            Representatives, Inc., Albuquerque, NM,
                            a manufacturing representative of
                            heating, ventilation and air
                            conditioning equipment since 1972;
                            Director of FIRSTBANK since April 2001.           1997           2005           (9)            (9)

Don K. Padgett       52     Executive Officer and Director of the
                            Company since January 2002; Executive
                            Vice President and Director of
                            FIRSTBANK since February 2002; Senior
                            Vice President of Bank of America New
                            Mexico from January 1993 to December 2001.        2002           2005          6,500           0.4%


                                              CONTINUING IN OFFICE


                                                                           YEAR
                                                                           FIRST                           AMOUNT
                                                                          ELECTED                           AND
                                                                            OR                           NATURE OF          PER
                                         PRINCIPAL                       APPOINTED         TERM          BENEFICIAL         CENT
                      AGE               OCCUPATION                       DIRECTOR           TO           OWNERSHIP           OF
      NAME            (1)                  (2)                             (13)           EXPIRE         (3)(5)(6)          CLASS
------------------------------------------------------------------------------------------------------------------------------------
Charles H Guthals     64     President and majority stockholder of
                             Guthals Co., Inc., a Clovis, NM nursery
                             and landscaping company; Director of
                             FIRSTBANK.                                     1985           2003           17,365 (7)         1.2%

Richard H.                   Partner in Santa Fe Equity Partners,
Harding               57     LLC since 1998; Senior Vice-President
                             of Silicon Valley Bank, Santa Clara, CA
                             1996-1999; Executive Vice President of
                             Silicon Valley Bank, Santa Clara, CA
                             1993-1996.                                     2000           2004           26,000             1.8%

Cornelius Higgins,           Director, President & CEO, Applied
Ph.D.                 60     Research Associates, Inc., Albuquerque,
                             NM, a national engineering firm, since
                             1979.                                          1997           2003           20,880             1.4%

Kenneth J.                   President of the Company since 1996;
Huey, Jr.             57     President, Chief Executive Officer and
                             Director of FIRSTBANK since 1991.              1991           2004                  (9)         (9)

Thomas W. Martin,            President of Tucumcari Springwater &
III                   54     Seed Co., Inc., since 1969 - DBA Taco
                             Box of Clovis and Portales, NM;
                             Director of FIRSTBANK.                         1994           2004           24,618             1.7%

David Ottensmeyer,           Healthcare Consultant, since January
M.D.                  71     1996. Director of FIRSTBANK since
                             January 2000.                                  1997           2003                  (9)         (9)


   (1)   As of December 31, 2001.

   (2) Nominees and directors have held these vocations or positions for at least five years, unless otherwise noted.

   (3) Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children or self-directed retirement accounts, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

   (4)   Assuming re-election at the meeting.

   (5) Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person. The numbers of shares shown for Messrs. Martin and Guthals include 9,180 shares each under option grants and reflect the 2% stock dividend of

         October 31, 1997. The number of shares shown for Mr. Harding includes 4,000 shares held under an option grant. The number of shares shown for Dr. Higgins includes 4,080 shares held under option grants and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Mr. Padgett includes 5,000 shares subject to an option grant.

   (6) Does not include stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors. Stock will not be received under such plan until after termination of a director's service on the Board or termination of the plan. Current stock unit holdings for the directors not shown in the table under "PRINCIPAL HOLDERS OF VOTING SECURITIES" are: Mr. Guthals, 1,697 units; Mr. Harding, 799 units; Dr. Higgins, 1,206 units; and Mr. Martin, 2,561 units. See "DIRECTORS' COMPENSATION" for further discussion. Messrs. Corzine, Huey and Padgett are not eligible to participate in such plan.

   (7) Includes 25 shares owned by Mr. Guthals' daughter, over which Mr. Guthals has shared voting and dispositive powers with his spouse.

   (8) Dates prior to 1996 indicate the year first elected or appointed to the Board of FIRSTBANK or its predecessor.

   (9) This information is shown in the table under "PRINCIPAL HOLDERS OF VOTING SECURITIES" beginning on page 3.


              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ended December 31, 2001, the Board of Directors held four scheduled meetings and one special called Board meeting. All current directors attended more than 75% of the total number of these scheduled Board meetings and special Board meetings and committee meetings of the Board on which they served.

       The Executive Committee was composed of Messrs. Corzine, Huey, and Lydick during the 2001 fiscal year. In January 2002, Mr. Padgett was added to this committee. The committee is empowered to exercise the authority of the Board of Directors when the Board is not in session. During the year ended December 31, 2001, the Executive Committee of the Company held four meetings.

       The Audit Committee, presently composed of Messrs. Guthals, Martin and Harding, and Drs. Higgins and Ottensmeyer, is responsible for the review and evaluation of the Company's internal controls and accounting procedures and reviews the Company's audit reports with the Company's external independent auditors. During the year ended December 31, 2001, the Audit Committee held two meetings.

       Under the Company's Bylaws, the Board of Directors acts as the Nominating Committee. The Board of Directors met one time in its capacity as the Nominating Committee during the year ended December 31, 2001. The Nominating Committee does not consider nominees recommended by stockholders. Article II, Section 13 of the Company's Bylaws provides procedures for nomination of directors by the stockholders. The Bylaws provide that no nomination for director, except those made by the Nominating Committee, shall be voted upon at an annual meeting of stockholders unless other nominations by stockholders are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. However, if the Nominating Committee shall fail or refuse to act at least 20 days prior to an annual meeting, nominations for director may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon.

      The Compensation/Retirement Committee is composed of Messrs. Corzine, Guthals, Huey, Lydick and Moorhead, and Drs. Ottensmeyer and Higgins. This committee is responsible for reviewing salary administration. Actions taken or recommended by the committee are ratified by the Board of Directors. During the year ended December 31, 2001, the Compensation Committee held one meeting.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of ACCESS ANYTIME BANCORP, INC. (the "Committee") is composed of five independent directors, who meet the independence requirements of NASDAQ, and operates under a written charter previously adopted by the Board of Directors. In accordance with SEC rules, the charter was provided to shareholders with the proxy statement for the 2001 Annual Meeting. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

      Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

      In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. This discussion and disclosure informed the Audit Committee of KPMG independence as required under Statement on Audit Standards No. 61 (Communication with Audit Committees).

      Based on the Committee's discussion with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                                AUDIT COMMITTEE

                                                Mr. Charles H.Guthals (Chairman)
                                                Mr. Richard H. Harding
                                                Cornelius Higgins, Ph.D.
                                                Mr. Thomas W. Martin, III
                                                Dr. David Ottensmeyer


                             DIRECTORS' COMPENSATION

       At the May 30, 1997, Annual Meeting, the shareholders of the Company approved a Non-Employee Director Retainer Plan for the Board of Directors. During 2001, the non-employee directors received $650 per meeting as director meeting fees, which, under the plan may be taken in part or in whole in common stock of the Company. Beginning in 2002, the non-employee directors will receive $800 per meeting as director meeting fees for the Company and the Bank. The Board and the shareholders have previously approved amendments which made directors of subsidiary or affiliate companies eligible to participate in the plan and to receive stock units in lieu of cash. Common stock units are held under the plan for directors until they cease to serve, or the plan is terminated, at which time they will receive common stock in the amount of such units. With one exception, all eligible directors of the Company and the Bank have elected to receive common stock of the Company as payment for all director meeting fees. One Company and Bank director elected to receive Company director fees in common stock units and receives cash for Bank director fees. Mr. Corzine, Mr. Huey and Mr. Padgett, as employees of the Company and the Bank, do not receive director meeting fees or stock under the Non-Employee Director Retainer Plan. As of March 14, 2002, the aggregate shares of common stock units held in the accounts of the eligible directors pursuant to the Non-Employee Director Retainer Plan were 13,807 common stock units including the 2% stock dividend of October 31, 1997 on some of the units. Common stock certificate(s) for shares held in the participant's (director's) stock unit account will be delivered to a participant within ten days from the date a participant ceases to serve for any reason, or the plan is terminated.

                               EXECUTIVE OFFICERS

MR. NORMAN CORZINE, 59, has been employed by the Company as Chairman and Chief Executive Officer since October 1996. He has also served as Strategic Planning Officer of the Bank since 1996 and serves on the Bank's Board of Directors. Currently, he serves as a Vice Chairman of the Board of Directors and Executive Vice President of the Bank.

MR. KENNETH J. HUEY, JR., 57, has been employed by the Bank since October 1991 as President and Chief Executive Officer. Mr. Huey has served as President of the Company since October 1996. He also serves on the Bank's Board of Directors.

                             EXECUTIVE COMPENSATION

      The following table sets forth information regarding compensation paid by the Company (and the Bank) to the Company's executive officers for services rendered during the three (3) fiscal years ended December 31, 2001.

  --------------------------------------------------------------------------------------------------------------------------------
                                                   SUMMARY COMPENSATION
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                               Long Term
                                      Annual Compensation                                 Compensation Awards
  --------------------------------------------------------------------------------------------------------------------------------
  Name and Principal                                                     Other Annual           Securities             All Other
    Position as of                           Salary        Bonus         Compensation           Underlying           Compensation
  December 31, 2001             Year         (1)(5)        (2)               (3)                  Options                 (4)
                                               $            $                 $                     #                     $
  --------------------------------------------------------------------------------------------------------------------------------

  NORMAN CORZINE                2001       142,500         -0-               396                   -0-                 57,665
  Chairman and                  2000       130,000        43,725             946                   -0-                 38,089
  Chief  Executive Officer      1999       127,667        41,850             921                  6,000                 24,608
  --------------------------------------------------------------------------------------------------------------------------------

  KENNETH J.
  HUEY, JR.                     2001       136,250         -0-               633                   -0-                 34,067
  President and Chief           2000       130,000        43,725             765                   -0-                 23,226
  Financial Officer             1999       128,400        41,850             985                  6,000                  2,767
  --------------------------------------------------------------------------------------------------------------------------------

      (1) In 2001, Mr. Corzine and Mr. Huey were compensated by the Company in the amount of $52,500 and $43,850, respectively. In 2000, Mr. Corzine and Mr. Huey were compensated by the Company in the amount of $40,000 and $37,600, respectively. In 1999, the Company compensated Mr. Corzine in the amount of $37,667 and Mr. Huey in the amount of $36,000. The remainder of their compensation shown was pursuant to their Employment Contracts with the Bank, which are discussed elsewhere in this Proxy Statement.

      (2) Amounts shown include compensation paid under the Bank's Management Incentive Plan, as well as a $300 Christmas bonus for each named officer for the year 1999.

      (3) The Bank provides Mr. Corzine and Mr. Huey with automobiles for both business and personal use, and Mr. Corzine's and Mr. Huey's allowances for the personal use of that automobile during 2001 were $396 and $633, respectively. A similar allowance was provided to Mr. Corzine and Mr. Huey by the Bank in 2000 and 1999. However, the aggregate amount of all perquisites and other personal benefits, including personal use of the automobile, is less than either $50,000 or 10% of each executive officer's total salary and bonus as specified above.

      (4) Amounts shown include premiums paid on insurance policies and non-cash contributions by the Bank to the account of each of the named executive officers under the Bank's profit sharing/employee stock ownership plan, which plan is open to all full-time employees, and contributions to the account of named executive officers under the executive savings plan.

      (5) These amounts include amounts deferred at the election of the named executive officer under the Bank's profit sharing/employee stock ownership [401(k)] plan and the executive savings plan.


      The following table provides information as to stock options exercised (as of exercise date) by the Company's executive officers during fiscal year ended December 31, 2001 and the value of the options held by the executive officers on December 31, 2001. No stock options or Stock Appreciation Rights ("SARs") were granted during fiscal year 2001.


------------------------------------------------------------------------------------------------------------------------------------
                                      AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                             OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                             Number of Securities                    Value of Unexercised
                                                            Underlying Unexercised                        In-the-Money
                                                               Options at FY-End                        Options at FY-End
                                                                        #                                       $
------------------------------------------------------------------------------------------------------------------------------------
                      Shares
                    Acquired on         Value
                     Exercise         Realized           Exercisable         Unexercisable          Exercisable        Unexercisable
     Name                #                $                   #                    #                    $                     $
------------------------------------------------------------------------------------------------------------------------------------
   NORMAN                0                0                 6,000                  0                1,500  (1)                0
   CORZINE               0                0                20,400(4)               0                  -0-  (2)(4)             0
                         0                0                25,500(4)               0               60,562  (3)(4)             0
------------------------------------------------------------------------------------------------------------------------------------

   KENNETH J.            0                0                 6,000                  0                1,500  (1)                0
    HUEY, JR.            0                0                20,400(4)               0                  -0-  (2)(4)             0
                         0                0                25,500(4)               0               60,562  (3)(4)             0

------------------------------------------------------------------------------------------------------------------------------------

      (1) Represents the aggregatearket value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($7.75 per share with a grant date of July 29, 1999) and the last trade of $8.00 per share of the common stock as reported on the NASDAQ System on December 31, 2001, the last trading day of the year.

      (2) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($8.375 per share with a grant date of October 30, 1997) and the last trade of $8.00 per share of the common stock as reported on the NASDAQ System on December 31, 2001, the last trading day of the year.

      (3) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.625 per share with a grant date of May 30, 1997) and the last trade of $8.00 per share of the common stock as reported on the NASDAQ System on December 31, 2001, the last trading day of the year.

      (4)   Numbers reflect the 2% stock dividend declared on October 31, 1997.



              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

       Effective August 1, 2001, Mr. Kenneth J. Huey, Jr's. employment agreement was extended until August 1, 2004 to allow him to continue as President and Chief Executive Officer of the Bank and President and Chief Financial Officer of the Company. The Bank and the Company may terminate the agreement at any time with or without cause. In the event the officer is terminated without cause, the agreement provides that the terminated officer will receive compensation equal to said officer's salary and employee benefits for the remainder of the term of the agreement. The total compensation upon departure, for any reason, will not exceed three times the officer's average annual compensation, based on the five most recent taxable years. However, in the case of termination for cause, the Bank and the Company will only pay accrued salary and other vested benefits due said officer as of the date of termination.

       Also, effective August 1, 2001, Mr. Norman Corzine's employment agreement was extended to allow him to continue as Executive Vice President and Strategic Planning Officer of the Bank and Chairman and Chief Executive Officer of the Company through August 1, 2004. The terms of such agreement are similar to those described above for the agreement with Mr. Huey.

                  TRANSACTIONS WITH THE COMPANY AND THE BANK

       Certain of the Company's executive officers, directors, and nominees for director and their respective immediate family members had transactions in excess of $60,000 originated or outstanding during the last two years with the Company or the Bank. In 1998, Dr. Higgins obtained a home mortgage loan for $405,000, the balance of which is approximately $337,000. In 1998, Mr. Lydick obtained mortgage loans totaling $134,000 and the current balances on these loans and a credit card total approximately $118,000. In 2001, Mr. Martin obtained a mortgage on a second home of approximately $100,000, the approximate balance of which is $99,000. Previously, Mr. Martin obtained a home mortgage loan and an equity line of credit for approximately $195,000, which has current balances totaling approximately $143,000. In 2001, Mr. Moorhead's company, Mechanical Representatives, obtained a line of credit for $500,000, which currently has an approximate balance of $230,000. The Bank has loans outstanding to certain of the executive officers, directors, nominees for director which were originated more than two years ago, all of which have terms in accordance with applicable regulations and the Bank's normal lending policies and none of which are in default.

       All loans made by the Bank to directors, officers, employees, and related parties of the Bank and its subsidiaries are made in accordance with Regulation "0" promulgated by the Federal Reserve Board and the Bank's normal lending policies.

       In addition to the foregoing, the Bank services certain loans involving various of its executive officers, directors, nominees for director and their respective immediate family members, for which the Bank may receive a servicing fee. However, the Bank may not be a party to such loans, but is merely the servicing agent for the holder of the loans.

             PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors has hired KPMG LLP ("KPMG") to be its external auditors for the 2002 fiscal year, subject to ratification by the Company's stockholders.

       During the 2000 and 2001 fiscal years, KPMG also provided services to the Company and the Bank in connection with the internal audit function and is expected to provide such services in 2002.

       On January 31, 2001, the Company notified its certifying accountants at that time, Robinson Burdette Martin Seright & Burrows, L.L.P. ("RBMSB"), that the client-auditor relationship between the Company and RBMSB would be terminated effective with the completion of the 2000 financial audit. Additionally, the Company announced its new certifying accountants, KPMG, to serve as independent accountants for fiscal year 2001. The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors on January 25, 2001, and was ratified by the stockholders at the Company's 2001 annual stockholders' meeting.

      The last report on the financial statements prepared by RBMSB was for the year ended December 31, 2000. In connection with the audits of the Company's financial statements during the years ended December 31, 2000 and December 31, 1999, there were no disagreements between the Company and RBMSB on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of RBMSB, would have caused RBMSB to make reference to the matter in their reports.

      In accordance with the rules of the Commission, the Company provided RBMSB a copy of the disclosures filed with the Commission in the Company's Form 10-KSB for the year-end December 31, 2000, and requested RBMSB to furnish the Company with a letter addressed to the Commission stating whether or not RBMSB agreed with the statements made by the Company, and if not, stating the respects in which it did not agree. A copy of the letter, which indicates no disagreements, was attached as Exhibit 16.1 to the Company's year 2000 Form 10-KSB.

      During the last two fiscal years, the Company did not consult KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

      Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF KPMG LLP, AS EXTERNAL AUDITORS.


                                    KPMG FEES

AUDIT AND NON-AUDIT FEES

      The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by KPMG LLP.


   AUDIT FEES, excluding audit related                                $82,500
                                                                      =======

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION (1)        $   -0-
                                                                      =======

   ALL OTHER FEES:
      Audit related fees (2)                                          $68,200
      Other non-audit services (3)                                      1,750
                                                                      -------
   Total all other fees                                               $69,950
                                                                      =======


      (1) Financial information systems design and implementation would consist of consulting for enterprise-wide financial information system.

      (2) Audit related fees were principally for internal audit projects.

      (3) Other non-audit fees were principally related to the issuance of Trust Preferred Securities.


      The Audit Committee considered and confirmed that the provision of non-audit services was compatible with maintaining the independence of KPMG LLP as the Company's independent auditors for the year 2001 audit.

                                  OTHER MATTERS

       The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the registrant's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the registrant. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

       To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 2001, all Section 16(a) requirements applicable to officers, directors, and greater than 10% shareholders were complied with, except that (i) a report of one sale transaction by the spouse of director Charles Guthals was reported late on Form 4, and (ii) outside directors Lydick, Moorhead, Guthals, Harding , Higgins, Martin and Ottensmeyer each corrected an oversight with respect to late filing of four prior year Form 5 reports relating to stock unit awards under the Non-Employee Director Retainer Plan, by including those on Forms 5 which were timely filed for 2001 awards.

                                  MISCELLANEOUS

       The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

       All stockholders of record as of the close of business on March 14, 2002 are being mailed the Company's Annual Report along with this proxy statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

       In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's Corporate Secretary, ACCESS ANYTIME BANCORP, INC., 801 Pile Street, P.O. Box 1569, Clovis, New Mexico, 88101 no later than November 18, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities

Exchange Act of 1934, as amended. A shareholder proposal submitted outside the processes of such rules will be considered untimely if notice is received by the Company after February 1, 2003, and the proxy for such meeting may confer discretionary authority to vote on a matter for which notice is not received in a timely manner.



                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   Kathy Allenberg
                                   Corporate Secretary







Albuquerque, New Mexico
March 18, 2002






                                   FORM 10-KSB

A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (THE "2001 10-KSB"), AS FILED WITH THE SEC, IS INCLUDED AS PART OF THE 2001 ANNUAL REPORT TO STOCKHOLDERS AND ACCOMPANIES THE INITIAL MAILING OF THIS PROXY STATEMENT TO THE STOCKHOLDERS. IN ADDITION, A COPY OF THE 2001 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO KATHY ALLENBERG, CORPORATE SECRETARY, ACCESS ANYTIME BANCORP, INC., P.O. BOX 1569, 801 PILE STREET, CLOVIS, NEW MEXICO 88101.

                               REVOCABLE PROXY

                         ACCESS ANYTIME BANCORP, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned does hereby constitute and appoint Mr. Norm Corzine and Mr. Kenneth J. Huey, Jr., and each of them, true and lawful attorney-in-fact and proxy for the undersigned, with full power of
  I     substitution to represent and vote the Common Stock of the undersigned
  N     at the Annual Meeting of Shareholders of ACCESS ANYTIME BANCORP, INC. to
  S     be held at the Albuquerque Country Club, 601 Laguna Blvd. S.W.,
  T     Albuquerque, New Mexico, on Friday, April 26, 2002, at 8:30 a.m., local
  R     time and at any adjournments thereof on all matters coming before said
  U     meeting.
  C
  T     This proxy, when properly executed, will be voted in the manner directed
  I     herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS
  O     PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
  N
  S PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE FULL TITLE. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN. IF STOCK IS OWNED BY A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

        A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS.



                    1. ELECTION OF DIRECTORS:
                       (MR. NORM CORZINE, MR. ROBERT CHAD LYDICK, MR. ALLAN MOORHEAD, AND MR. DON K. PADGETT)

                       MARK ONE:    ______  FOR all nominees listed above.

                                    ______  FOR all nominees listed above except

                                            __________________________________.

                                    ______  WITHHOLD AUTHORITY to vote for
                                            all nominees listed above.

                    2. SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
                       FOR THE CURRENT YEAR.

                          [  ] FOR         [  ] AGAINST       [  ] ABSTAIN

                    3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
                       UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THIS MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.



                                                _______________________________
                                                Signature



                                                _______________________________
                                                Signature


                                                Dated: __________________, 2002


--------------------------------------------------------------------------------
   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED
                                    ENVELOPE
--------------------------------------------------------------------------------

Dear ESOP Participant:


      In connection with the Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP, INC. (the "Company"), the holding company for FIRSTBANK, you may direct the voting of the shares of ACCESS ANYTIME BANCORP, INC. common stock held by the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan (the "ESOP") Trust which are allocated to your account.

      On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to First Financial Trust Company (the "ESOP Trustee"). Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 26, 2002 and the ACCESS ANYTIME BANCORP, INC. Annual Report to Stockholders.

      As of the Record Date, March 14, 2002, the ESOP Trust held 240,000 shares of Company common stock, 48,000 shares of which have been allocated to participants' accounts. These allocated shares will be voted as directed by the ESOP participants, provided timely instructions from the participants are received by the ESOP Trustee. The allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will not be voted by the ESOP Trustee. Unallocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee.

   At this time, in order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please fill out and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 3, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or FirstBank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the ESOP Trust.



                                    Sincerely,



                                    Kathy Allenberg
                                    Corporate Secretary


March 18, 2002
      label



                           VOTE AUTHORIZATION FORM

   I, the undersigned, understand that First Financial Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of ACCESS ANYTIME BANCORP, INC. (the "Company") common stock under the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 26, 2002.

   Accordingly, you are to vote my shares as follows:

   1. Election of Directors:
      Mr. Norm Corzine, Mr. Robert Chad Lydick, Mr. Allan Moorhead and Mr. Don K. Padgett.

            Mark one:   _____________ FOR all nominees listed above.


                        _____________ FOR all nominees listed above except


                                      ___________________________________



                                       WITHHOLD AUTHORITY to vote
                        _____________  for all nominees listed above.



   2. Selection of KPMG LLP as independent public accountants for the current year.

             [  ] FOR            [  ] AGAINST            [  ] ABSTAIN


The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.




___________________________               ___________________________________
Date                                      Signature



PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE PAID ENVELOPE NO LATER THAN APRIL 3, 2002.